As filed with the U.S. Securities and Exchange Commission on May 9, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period: February 28, 2022

Item 1. Reports to Stockholders.

(a)

Hoya Capital Housing ETF

Ticker: HOMZ

Hoya Capital High Dividend Yield ETF

Ticker: RIET

Annual Report

February 28, 2022

Hoya Capital ETFs

Hoya Capital ETFs

Letter to Shareholders
(Unaudited)

Dear Shareholders,

On behalf of the entire Hoya Capital Real Estate team, we want to express our gratitude for the confidence you have placed in the Hoya Capital Housing ETF (“HOMZ” or the “Fund”). The following information pertains to the period from March 1, 2021 through February 28, 2022 (the “current fiscal period”).

HOMZ offers diversified exposure across the U.S. housing sector, one of the largest and most critical asset classes in the world. The Fund seeks to track the total return performance, before fees and expenses, of the Hoya Capital Housing 100TM Index (the “Index”). The Index is a rules-based index designed to track the 100 companies that collectively represent the performance of the U.S. Housing Industry including homebuilders, residential real estate investment trusts (“REITs”), home improvement companies, and real estate services and technology firms.

During this current fiscal period, the market value and net asset value (“NAV”) for HOMZ generated a cumulative total return of 14.16% and 14.60%, respectively, compared to a return of 7.98% on the S&P MidCap 400® Index and 16.39% on the S&P 500® Index. The Hoya Capital Housing 100TM Index increased 15.24% during the current fiscal period. Meanwhile, outstanding shares ended the current fiscal period at 1,600,000.

The U.S. Housing Industry emerged as a leader of the early post-pandemic economic recovery during the current fiscal period as key housing market indicators exhibited a sharp rebound in the back-half of 2020 and throughout 2021 following a slowdown at the outset of the coronavirus pandemic. During this period of significant uncertainty, consumers exhibited a propensity to prioritize housing-related investments and has reinforced the belief among many Americans that “there’s no place like home.”

During the current fiscal period, the Residential Real Estate Investment Trusts (“REITs”) and the Home Improvement Retailers sectors were the leading contributor to the Fund’s performance. For Residential REITs, demand for both apartments1 and single-family rental homes2 hit the highest level on record in 2021, resulting in the strongest pace of national rent growth and the lowest-level of vacancy rates on record. Rents rose in all 50 of the nation’s largest markets with the fastest annual rent growth observed across the Sunbelt.3

Meanwhile, the Home Improvement Retailers sector benefited from pandemic driven home-centric behavioral changes in which consumers – particularly those with work-from-home and remote-study arrangements - invested heavily in home improvement. Strong growth in personal incomes also drove accelerated spending on previously-deferred home repair and remodeling activity, a trend that we expect to continue given the aging of the American housing stock, a byproduct of low levels of new home construction activity in the 2010s.

Hoya Capital ETFs

Letter to Shareholders
(Unaudited) (Continued)

Leading detractors during the current fiscal period were the Real Estate Technology, Brokerage & Services and Home Furnishings & Home Goods sectors. For the Real Estate Technology, Brokerage & Services sector - which was among the leading contributors to performance in the prior annual period - performance was negatively impacted by multiple compression across many technology-related equities during the period and by company-specific operational challenges. Notably, Zillow closed its Zillow Offer home-buying business - citing operational challenges and high capital intensity of the iBuying strategy – and noted that it intends to focus on its core property technology business.

For the Home Furnishings & Home Goods sector, performance was negatively impacted by global supply chain disruptions resulting from the lingering effects of the coronavirus pandemic. Furniture, major appliances, mattresses, and cabinetry were among the products facing the most severe shortages, higher prices, and delivery delays, which prompted some consumers to defer these purchases. Despite these shortages and operational challenges, retail spending at Furniture and Home Furnishings Stores still rose 26.9% in 20214 – the highest on record.

More broadly, the current fiscal period saw a notable intensification of the housing shortage in the United States. Existing Home Sales data in February 2022 – the final month of the current fiscal period – showed that supply levels of homes for sale remained near historic lows with inventory down 15.5% from the prior year. Properties were on the market for just 18 days in February, on average, and 84% percent of homes sold were on the market for less than a month.5

Amid this intensifying housing shortage, demographic trends over the next decade are highly supportive of significant growth in housing demand, which we believe will necessitate significantly higher levels of new home construction activity. Additionally, we believe that home-centric behavioral changes resulting from the pandemic – and the increased value and attention that consumers dedicate towards their homes – will exhibit a high degree of persistence, resulting in higher sustained levels of investments on home improvement and physical space upgrades.

We continue to see a compelling long-term investment case for HOMZ over the next decade and beyond as the combination of historically low housing supply, the continued aging of the U.S. housing stock, and strong secular demand provide a favorable long-term macroeconomic backdrop for companies across the U.S. housing industry – tailwinds that will be enhanced by advancements in property technology which will significantly improve the efficiency, productivity, and margins of the housing industry at large.

Hoya Capital ETFs

Letter to Shareholders
(Unaudited) (Continued)

Further, HOMZ is the lowest-cost ETF out of five funds in its ETF Database (“ETFdb”) segment as of the end of the period,6 and given the ever-present uncertainty, we believe that capturing balanced and diversified exposure across the entire housing sector – homebuilders, rental operators, home improvement, and housing technology firms - is optimized to efficiently capture these thematic growth trends.

Thank you once again and we look forward to keeping you well informed.

Sincerely,
Alex Pettee, CFA
President & Director of Research and ETFs
Hoya Capital Real Estate, Adviser to the Fund

Must be preceded or accompanied by a prospectus.

Investing involves risks. Principal loss is possible. The Fund is not actively managed. The Fund’s investments will be concentrated in housing and real estate-related industries. Investments in real estate companies and the construction and housing industry involve unique risks. Real estate companies, including REITs, may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Many factors may affect real estate values, including the availability of mortgages and changes in interest rates. Real estate companies are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. The construction and housing industry can be significantly affected by the real estate markets. Compared to large cap companies, small and mid- capitalizations companies may be less stable, and their securities may be more volatile and less liquid. As with all ETFs, Shares may be bought and sold in the secondary market at market prices and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility.

Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The S&P Mid-Cap 400® Index, also known as the S&P 400 Index, is a broad-based unmanaged index of approximately 400 mid-capitalization stocks which is widely recognized as representative of the mid-cap segment of the U.S. equity market.

1 RealPage Analytics. “Apartment Demand Hit A Record in 2021.” January 10, 2022. https://www.realpage.comThen/analytics/apartment-demand-hits-a-record-in-2021/

2 CoreLogic Intelligence. “Single-Family Annual Rent Growth Finishes 2021 at New Record.” February 15, 2022. https://www.realpage.com/analytics/apartment-demand-hits-a-record-in-2021/

3 Zillow Research. “December 2021 Market Report.” January 20, 2022. https://www.zillow.com/research/december-2021-market-report-30530/

4 US Census Bureau, Advanced Retail Sales: Furniture & Home Furnishing Stores. March 16, 2022. https://fred.stlouisfed.org/series/RSFHFS

Hoya Capital ETFs

Letter to Shareholders
(Unaudited) (Continued)

5 Existing Home Inventory: National Association of Realtors, Existing Home Sales, February 2022 (Release Date: March 19, 2022). Inventory indicates the number of properties marked as active on the market. When a seller lists a property, it becomes counted as inventory. Inventory is calculated monthly by taking a count of the number of active listings on the last day of the month.

6 Lowest expense ratio out of 5 US-registered ETFs in the ETFdb Homebuilders ETF Segment as of 2/28/2022. Expense ratio data for other ETFs were obtained from the funds’ prospectuses, data pulled as of 2/28/2022. ETFs in the same ETFdb segment may track different indexes, have differences in holdings, and show different performance.

Past performance does not guarantee future results.

The Hoya Capital Housing 100TM Index is a rules-based index composed of the 100 companies that collectively represent the performance of the US Housing Industry. The index is designed to track total annual spending on housing and housing-related services across the United States. The Index is divided into four US Housing Industry Business Segments, weighted based on their relative contribution to GDP: 1) Home Ownership and Rental Operators; 2) Home Building and Construction; 3) Home Improvement and Furnishings; 4) Home Financing, Technology & Services.

Diversification does not assure a profit or protect against loss in a declining market.

Hoya Capital Real Estate, LLC is the advisor to HOMZ, which is distributed by Quasar Distributors, LLC.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in the report for a complete list of fund holdings.

Hoya Capital ETFs

Letter to Shareholders
(Unaudited) (Continued)

Dear Shareholders,

On behalf of the entire Hoya Capital Real Estate team, we want to express our gratitude for the confidence you have placed in the Hoya Capital High Dividend Yield ETF (“RIET” or the “Fund”). The following information pertains to the period from September 21, 2021 through February 28, 2022 (the “current fiscal period”).

RIET offers diversified exposure to select high-dividend yielding securities across the U.S. real estate sector. The Fund seeks to track the performance, before fees and expenses, of the Hoya Capital High Dividend Yield Index (“the Index”), a rules-based index that is designed to provide diversified exposure to 100 U.S. exchange-listed common and preferred securities that collectively provide income through high dividend yields.

The multi-factor selection process incorporates a quality screen to identify companies with lower leverage profiles and begins with the selection of “Dividend Champions.” Securities are then selected based principally on dividend yield across 14 property sectors and 3 market capitalization tiers. Real estate securities include exchange-listed common stocks, exchange-listed preferred stocks and other exchange-listed equity securities issued by U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities.

During this current fiscal period, the market value and net asset value (“NAV”) for RIET generated a cumulative total return of -1.24% and -1.35%, respectively, compared to a return of -2.89% on the Dow Jones U.S. Real Estate Index (the “Benchmark”). The Hoya Capital High Dividend Yield Index (the “Index”) returned -2.28% during the current fiscal period. Meanwhile, outstanding shares ended the current fiscal period at 1,530,000.

During the current fiscal period, the Small-Cap REIT and Dividend Champion categories were the leading upside contributors to the fund’s performance. The Small-Cap REIT category benefited from merger and acquisitions (“M&A”) activity - which was a major theme across the U.S. real estate sector during the period - with Blackstone announcing acquisitions of two fund holdings during the period - Preferred Apartment Communities and Bluerock Residential Growth. Based on our research, there were 20 major M&A deals involving U.S. publicly-traded REITs during the fiscal period, one of the most active periods of REIT M&A in history.

The Dividend Champions category benefited from strong earnings growth and a historic wave of dividend increases across the U.S. real estate sector with more than half of all U.S. REITs raising their dividend rates in 2021, including six of the ten Dividend Champions in RIET. REIT earnings, measured by funds from operations (“FFO”) for all equity REITs, rose 24.6% from 2020 to 2021, according to NAREIT, which exceeded its pre-pandemic level. Total dividend distributions lagged FFO growth during the period, resulting in dividend payout ratios that are significantly below their historic average.1

Hoya Capital ETFs

Letter to Shareholders
(Unaudited) (Continued)

The leading detractors during the current fiscal period were Mid-Cap REITs and Large-Cap REITs. For Mid-Cap REITs, the rise in long-term interest rates and inflation expectations during the period resulted in underperformance among companies in the more “rate-sensitive” property sectors including Net Lease, Specialty, and Healthcare. These property sectors tend to utilize longer lease terms compared with other property sectors and thus, typically have a more limited ability to raise rents on individual leases to keep pace with inflation on a year-by-year basis. The underperformance from these property sectors was partially offset by stronger performance from companies in more “pro-cyclical” property sectors including office, retail, and commercial financing which tend to demonstrate a higher degree of inflation protection.

The Large-Cap REIT category, meanwhile, was negatively impacted by similar themes related to rising interest rates as the Mid-Cap REIT category, as well as underperformance from the companies in the Home Financing property sector resulting from elevated levels of interest rate volatility amid uncertainty over Federal Reserve monetary policy, geopolitical concerns, and the coronavirus global pandemic.

More broadly, a rotation from “growth-to-value” across the U.S. real estate sector in the period led to outperformance from more value-oriented property sectors and underperformance from several of the more growth-focused property sectors including technology and infrastructure, which also explained some of the Fund’s outperformance relative to the Benchmark during the period.

We continue to see a compelling long-term investment case for RIET, particularly for investors seeking diversified exposure to real, income-producing assets in the United States which provide the potential for reliable monthly income and inflation-hedging in an otherwise uncertain macroeconomic and geopolitical environment.

Further, the diligently researched rules-driven selection process of the Index reflects an “income-first” objective and is grounded in the core principals of balanced diversification and limited single-stock risk, which we believe provides both innovative and optimized exposure to high income-producing securities in a simple, accessible, and cost-effective package.

Thank you once again and we look forward to keeping you well informed.

Sincerely,
Alex Pettee, CFA
President & Director of Research and ETFs
Hoya Capital Real Estate, Adviser to the Fund

Hoya Capital ETFs

Letter to Shareholders
(Unaudited) (Continued)

Must be preceded or accompanied by a prospectus.

Investing involves risks. Principal loss is possible. The fund is passively managed and attempts to mirror the composition and performance of the Hoya Capital High Dividend Yield Index. The Fund’s returns may not match due to expenses incurred by the Fund or lack of precise correlation with the index and may at times not hold or be fully invested in the same securities as the index. The Fund’s investments will be concentrated in real estate-related industries. Investments in real estate companies involve unique risks. Real estate companies, including REITs, may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Many factors may affect real estate values, including the availability of mortgages and changes in interest rates. Real estate companies are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Compared to large cap companies, small and mid-capitalizations companies may be less stable and their securities may be more volatile and less liquid. The Fund is new with no track record to evaluate. The fund seeks to maintain relatively consistent monthly distributions; however, because the amount of income earned by the Fund varies from month-to-month, the Fund’s distributions may be more or less than the actual amount of income earned in that period and may include income, return of capital, and capital gains. Distributions for funds investing in real estate investment trusts (REITs) may later be characterized as capital gains and/or a return of capital, depending on the character of the dividends reported to each fund after year-end by REITs held by a fund. The final tax treatment of these distributions will be reported to shareholders after the close of each fiscal year on form 1099-DIV.

Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

The Dow Jones U.S. Real Estate Index is designed to track the performance of real estate investment trusts (REIT) and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies.

1 NAREIT’s REIT Industry Update, March 4, 2022. Funds from operations (FFO) refers to the figure used by real estate investment trusts (REITs) to define the cash flow from their operations. Real estate companies use FFO as a measurement of operating performance.

Past performance does not guarantee future results.

The Hoya Capital High Dividend Yield Index seeks to provide diversified exposure to 100 of the highest dividend yielding real estate securities in the United States, utilizing a rules-based methodology to select U.S. exchange-listed real estate securities that collectively provide income through high dividend yields. Securities are selected to the Index through a multi-factor, tier-weighted process that selects components based principally on dividend yield, subject to diversification requirements across property sectors and market capitalizations, and subject to minimum liquidity requirements. Real estate securities include exchange-listed common stocks, exchange-listed preferred stocks and other exchange-listed equity securities issued by U.S. real estate companies, including real estate investment trusts (REITs) and similar REIT-like entities.

Diversification does not assure a profit or protect against loss in a declining market.

Hoya Capital Real Estate, LLC is the advisor to RIET which is distributed by Quasar Distributors, LLC.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in the report for a complete list of fund holdings.

Hoya Capital Housing ETF

Performance Summary

(Unaudited)

Growth of $10,000

Average Annual Returns February 28, 2022	1 Year	Since Inception (3/19/2019)
Hoya Capital Housing ETF - NAV	14.60%	19.51%
Hoya Capital Housing ETF - Market	14.16%	19.48%
Hoya Capital Housing 100TM Index	15.24%	20.09%
S&P 500® Index	16.39%	17.87%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 19, 2019 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance. Past performance does not guarantee future results. Returns for periods of less than one year are not annualized. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance current to most recent month end, please visit www.thehousingetf.com. Gross expense ratio as of the summary prospectus 06/30/21 was 0.30%.

Hoya Capital High Dividend Yield ETF

Performance Summary

(Unaudited)

Growth of $10,000

Cumulative Returns February 28, 2022	Since Inception (9/21/2021)
Hoya Capital High Dividend Yield ETF - NAV	-1.35%
Hoya Capital High Dividend Yield ETF - Market	-1.24%
Hoya Capital High Dividend Yield Index	-2.28%
Dow Jones U.S. Real Estate Total Return Index	-2.89%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 21, 2021 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance. Past performance does not guarantee future results. Returns for periods of less than one year are not annualized. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance current to most recent month end, please visit www.TheIncomeETF.com/RIET. Gross expense ratio as of the summary prospectus 09/21/21 was 0.50%.

Hoya Capital ETFs

Portfolio Allocations

As of February 28, 2022 (Unaudited)

Hoya Capital Housing ETF
Sector	Percent of Net Assets
Residential REITs & Real Estate Operators (a)	32.4%
Home Building Products & Materials	14.6
Homebuilders	14.3
Home Furnishings & Home Goods	12.4
Mortgage Lenders & Servicers	10.6
Property, Title & Mortgage Insurance	6.0
Home Improvement Retailers	5.5
Real Estate Technology, Brokerage & Services	3.5
Short-Term Investments	0.6
Other Assets in Excess of Liabilities	0.1
Total	100.0%

Hoya Capital High Dividend Yield ETF
Sector	Percent of Net Assets
Small-Cap REITs (b)	30.0%
Mid-Cap REITs (b)	29.4
Large-Cap REITs	15.0
Dividend Champions	14.5
Preferred Stocks	10.0
Short-Term Investments	1.0
Other Assets in Excess of Liabilities	0.1
Total	100.0%

(a)

The Index, and consequently the Fund, is expected to concentrate its investments in the U.S. residential housing industry. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to Financial Statements.

(b)

The Index, and consequently the Fund, is expected to concentrate its investments in real estate-related industries. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to Financial Statements.

Hoya Capital Housing ETF

Schedule of Investments

February 28, 2022

Shares	Security Description	Value
	COMMON STOCKS — 99.3%
	Home Building Products & Materials — 14.6%
6,364	A.O. Smith Corporation	$436,443
4,615	Armstrong World Industries, Inc.	407,966
9,495	Beacon Roofing Supply, Inc. (a)	566,757
7,157	Builders FirstSource, Inc. (a)	532,624
9,561	Carrier Global Corporation	429,098
1,704	Cavco Industries, Inc. (a)	464,561
3,198	Eagle Materials, Inc.	437,582
12,190	Leggett & Platt, Inc.	452,005
1,634	Lennox International, Inc.	436,164
7,424	Louisiana-Pacific Corporation	534,157
7,690	Masco Corporation	430,948
2,895	Mohawk Industries, Inc. (a)	407,558
5,725	Owens Corning	533,513
9,266	PotlatchDeltic Corporation	508,703
3,269	PPG Industries, Inc.	436,248
4,354	Simpson Manufacturing Company, Inc.	515,992
1,875	TopBuild Corporation (a)	402,525
3,999	Trex Company, Inc. (a)	367,268
1,715	Watsco, Inc.	468,298
13,612	Weyerhaeuser Company	529,235
		9,297,645
	Home Furnishings & Home Goods — 12.4%
155	Amazon.com, Inc. (a)	476,045
8,026	American Woodmark Corporation (a)	430,033
1,003	Costco Wholesale Corporation	520,808
4,166	Floor & Decor Holdings, Inc. - Class A (a)	398,353
5,135	Fortune Brands Home & Security, Inc.	446,231
6,625	iRobot Corporation (a)	411,810
15,165	La-Z-Boy, Inc.	442,515
2,950	Middleby Corporation (a)	523,979
12,967	MillerKnoll, Inc.	504,157
900	RH (a)	361,683
1,669	Sherwin-Williams Company	439,164
6,662	Sleep Number Corporation (a)	437,693
2,183	Target Corporation	436,098
12,393	Tempur Sealy International, Inc.	409,093
3,732	Walmart, Inc.	504,417

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
February 28, 2022 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.3% (Continued)
	Home Furnishings & Home Goods — 12.4% (Continued)
2,099	Wayfair, Inc. - Class A (a)	$295,686
2,358	Whirlpool Corporation	474,595
2,573	Williams-Sonoma, Inc.	372,725
		7,885,085
	Home Improvement Retailers — 5.5%
5,139	Home Depot, Inc.	1,623,050
8,328	Lowe’s Companies, Inc.	1,840,988
		3,464,038
	Homebuilders — 14.3%
10,310	DR Horton, Inc.	880,474
23,861	KB Home	921,273
9,476	Lennar Corporation - Class A	851,703
20,306	MDC Holdings, Inc.	900,368
8,841	Meritage Homes Corporation (a)	871,546
197	NVR, Inc. (a)	976,813
19,836	PulteGroup, Inc.	985,056
31,323	Taylor Morrison Home Corporation (a)	924,028
15,873	Toll Brothers, Inc.	861,269
40,065	Tri Pointe Homes, Inc. (a)	896,254
		9,068,784
	Mortgage Lenders & Servicers — 10.6%
29,098	AGNC Investment Corporation	375,655
55,298	Annaly Capital Management, Inc.	384,874
9,816	Bank of America Corporation	433,867
6,387	Black Knight, Inc. (a)	358,885
28,018	Chimera Investment Corporation	340,979
9,170	Citizens Financial Group, Inc.	480,692
2,131	First Republic Bank	369,217
28,421	Huntington Bancshares, Inc.	441,094
2,772	JPMorgan Chase & Company	393,070
2,888	M&T Bank Corporation	526,280
41,665	New Residential Investment Corporation	432,483
2,236	PNC Financial Services Group, Inc.	445,523
30,235	Rocket Companies, Inc. - Class A	390,334
7,416	Truist Financial Corporation	461,424
76,671	Two Harbors Investment Corporation	387,955

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
February 28, 2022 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.3% (Continued)
	Mortgage Lenders & Servicers — 10.6% (Continued)
9,074	Wells Fargo & Company	$484,279
		6,706,611
	Property, Title & Mortgage Insurance — 6.0%
4,060	Allstate Corporation	496,781
8,893	Fidelity National Financial, Inc.	423,662
6,042	First American Financial Corporation	405,056
30,900	MGIC Investment Corporation	469,062
17,926	Old Republic International Corporation	472,350
4,933	Progressive Corporation	522,553
21,734	Radian Group, Inc.	519,443
2,912	Travelers Companies, Inc.	500,369
		3,809,276
	Real Estate Technology, Brokerage & Services — 3.5%
5,816	CoStar Group, Inc. (a)	354,834
17,969	Matterport, Inc. (a)	133,150
16,215	RE/MAX Holdings, Inc. - Class A	480,613
29,048	Realogy Holdings Corporation (a)	528,093
11,264	Redfin Corporation (a)	243,640
8,578	Zillow Group, Inc. - Class C (a)	493,407
		2,233,737
	Residential REITs & Real Estate Operators — 32.4% (b)
19,740	American Campus Communities, Inc.	1,062,209
25,854	American Homes 4 Rent - Class A	982,710
19,956	Apartment Income REIT Corporation	1,029,929
4,325	AvalonBay Communities, Inc.	1,031,902
6,266	Camden Property Trust	1,034,579
19,471	CubeSmart	938,697
12,479	Equity LifeStyle Properties, Inc.	931,183
12,103	Equity Residential	1,032,386
2,990	Essex Property Trust, Inc.	948,338
5,241	Extra Space Storage, Inc.	986,094
41,416	Independence Realty Trust, Inc.	1,046,582
25,491	Invitation Homes, Inc.	963,560
5,065	Mid-America Apartment Communities, Inc.	1,036,350
13,474	NexPoint Residential Trust, Inc.	1,144,886
3,180	Public Storage	1,128,964

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
February 28, 2022 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.3% (Continued)
	Residential REITs & Real Estate Operators — 32.4% (b) (Continued)
5,346	Sun Communities, Inc.	$967,626
74,707	Tricon Residential, Inc.	1,111,640
18,503	UDR, Inc.	1,015,260
20,548	Ventas, Inc.	1,109,592
12,227	Welltower, Inc.	1,018,387
		20,520,874
	TOTAL COMMON STOCKS (Cost $58,788,761)	62,986,050

	SHORT-TERM INVESTMENTS — 0.6%
402,764	First American Government Obligations Fund - Class X, 0.03% (c)	402,764
	TOTAL SHORT-TERM INVESTMENTS (Cost $402,764)	402,764
	TOTAL INVESTMENTS — 99.9% (Cost $59,191,525)	63,388,814
	Other Assets in Excess of Liabilities — 0.1%	33,941
	NET ASSETS — 100.0%	$63,422,755

Percentages are stated as a percent of net assets.

The Fund’s security classifications are defined by the Fund’s Adviser.

(a)	Non-income producing security.
(b)

The Index, and consequently the Fund, is expected to concentrate its investments in the U.S. residential housing industry. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to the Financial Statements.

(c)	Rate shown is the annualized seven-day yield as of February 28, 2022.

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule of Investments

February 28, 2022

Shares	Security Description	Value
	COMMON STOCKS — 88.9%
	Dividend Champions — 14.5%
1,884	Crown Castle International Corporation	$313,856
2,081	Digital Realty Trust, Inc.	280,769
4,018	Equity Residential	342,735
1,728	Extra Space Storage, Inc.	325,123
1,305	Innovative Industrial Properties, Inc.	245,940
7,427	Iron Mountain, Inc.	365,260
2,053	Simon Property Group, Inc.	282,411
7,896	Vornado Realty Trust	341,739
4,047	Welltower, Inc.	337,075
4,486	WP Carey, Inc.	347,216
		3,182,124
	Large-Cap REITs — 15.0%
21,781	AGNC Investment Corporation	281,193
41,400	Annaly Capital Management, Inc.	288,144
11,022	Blackstone Mortgage Trust, Inc. - Class A	350,279
7,536	Gaming and Leisure Properties, Inc.	342,210
16,290	Medical Properties Trust, Inc.	331,339
31,214	New Residential Investment Corporation	324,001
11,944	Omega Healthcare Investors, Inc.	336,462
7,519	Spirit Realty Capital, Inc.	348,656
13,325	Starwood Property Trust, Inc.	317,668
12,334	VICI Properties, Inc.	344,859
		3,264,811
	Mid-Cap REITs — 29.4%
19,665	Apollo Commercial Real Estate Finance, Inc.	256,628
15,185	Arbor Realty Trust, Inc.	273,330
19,509	Brandywine Realty Trust	260,055
13,532	CareTrust REIT, Inc.	236,810
16,766	Chimera Investment Corporation	204,042
13,010	Easterly Government Properties, Inc.	270,868
5,548	EPR Properties	276,290
9,892	Four Corners Property Trust, Inc.	260,951
8,669	Getty Realty Corporation	238,831
18,667	Global Net Lease, Inc.	265,258
6,049	Highwoods Properties, Inc.	263,736
12,332	Industrial Logistics Properties Trust	275,867

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule OF INVESTMENTS
February 28, 2022 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 88.9% (Continued)
	Mid-Cap REITs — 29.4% (Continued)
13,088	KKR Real Estate Finance Trust, Inc.	$280,999
23,182	Ladder Capital Corporation	265,666
61,965	MFA Financial, Inc.	251,578
5,062	National Health Investors, Inc.	269,855
70,904	New York Mortgage Trust, Inc.	248,873
15,091	PennyMac Mortgage Investment Trust	235,420
15,385	Physicians Realty Trust	250,160
14,783	Piedmont Office Realty Trust, Inc.	251,902
20,119	Redwood Trust, Inc.	209,036
19,958	Sabra Health Care REIT, Inc.	268,036
3,836	SL Green Realty Corporation	305,039
45,935	Two Harbors Investment Corporation	232,431
20,260	Uniti Group, Inc.	262,772
		6,414,433
	Small-Cap REITs — 30.0%
11,890	AFC Gamma, Inc.	234,827
1,002	Alexander’s, Inc.	253,927
15,508	Alpine Income Property Trust, Inc.	297,288
33,445	American Finance Trust, Inc.	235,453
18,011	Ares Commercial Real Estate Corporation	263,861
27,704	ARMOUR Residential REIT, Inc.	225,234
28,795	BrightSpire Capital, Inc.	255,124
28,474	Broadmark Realty Capital, Inc.	246,585
31,411	Cherry Hill Mortgage Investment Corporation	236,211
24,409	Ellington Residential Mortgage REIT	235,303
48,670	Franklin Street Properties Corporation	281,313
12,437	Gladstone Commercial Corporation	263,540
16,545	Global Medical REIT, Inc.	259,756
22,363	Granite Point Mortgage Trust, Inc.	250,913
90,165	Invesco Mortgage Capital, Inc.	196,560
8,319	LTC Properties, Inc.	281,432
13,075	Nexpoint Real Estate Finance, Inc.	274,706
10,935	Office Properties Income Trust	273,922
8,165	One Liberty Properties, Inc.	237,275
58,191	Orchid Island Capital, Inc.	191,448
15,949	Postal Realty Trust, Inc. - Class A	278,310
19,750	Preferred Apartment Communities, Inc.	498,885

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule OF INVESTMENTS
February 28, 2022 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 88.9% (Continued)
	Small-Cap REITs — 30.0% (Continued)
17,645	Ready Capital Corporation	$262,028
47,920	Sachem Capital Corporation	234,808
4,767	Universal Health Realty Income Trust	272,243
		6,540,952
	TOTAL COMMON STOCKS (Cost $20,379,308)	19,402,320

	PREFERRED STOCKS — 10.0%
	AG Mortgage Investment Trust, Inc.
3,011	Series C, 8.000%, Perpetual (b)	69,253
	AGNC Investment Corporation
3,005	Series C, 7.000%, Perpetual (b)	73,112
3,011	Series E, 6.500%, Perpetual (b)	72,415
	Annaly Capital Management, Inc.
3,002	Series F, 6.950%, Perpetual (b)	71,598
3,006	Series G, 6.500%, Perpetual (b)	68,356
2,942	Series I, 6.7500%, Perpetual (b)	71,373
	ARMOUR Residential REIT, Inc.
2,994	Series C, 7.000%, Perpetual	72,904
	Chimera Investment Corporation
2,992	Series B, 8.000%, Perpetual (b)	74,232
2,985	Series C, 7.750%, Perpetual (b)	73,431
2,970	Series D, 8.000%, Perpetual (b)	73,478
	DigitalBridge Group, Inc.
3,086	Series H, 7.125%, Perpetual	76,132
3,089	Series I, 7.150%, Perpetual	76,298
3,003	Series J, 7.125%, Perpetual	74,444
	Global Net Lease, Inc.
2,971	Series A, 7.250%, Perpetual	73,621
2,973	Series B, 6.875%, Perpetual	73,637
	Hersha Hospitality Trust
3,264	Series D, 6.500%, Perpetual	71,090
3,229	Series E, 6.500%, Perpetual	70,222
	Invesco Mortgage Capital, Inc.
3,083	Series B, 7.750%, Perpetual (b)	71,248
3,076	Series C, 7.500%, Perpetual (b)	74,531

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule OF INVESTMENTS
February 28, 2022 (Continued)

Shares	Security Description	Value
	PREFERRED STOCKS — 10.0% (Continued)
	KKR Real Estate Finance Trust, Inc.
2,984	Series A, 6.500%, Perpetual	$72,988
	MFA Financial, Inc.
3,232	Series C, 6.500%, Perpetual (b)	73,851
	Necessity Retail REIT, Inc.
2,934	Series A, 7.500%, Perpetual	74,817
	New Residential Investment Corporation
3,086	Series B, 7.125%, Perpetual (b)	72,830
3,318	Series C, 6.375%, Perpetual (b)	72,200
	New York Mortgage Trust, Inc.
3,006	Series D, 8.000%, Perpetual (b)	73,346
2,960	Series E, 7.875%, Perpetual (b)	69,826
	RLJ Lodging Trust
2,684	Series A, 1.950%, Perpetual (c)	70,858
	SITE Centers Corporation
3,067	Series A, 6.375%, Perpetual	75,908
	Two Harbors Investment Corporation
3,065	Series B, 7.625%, Perpetual (b)	72,579
3,083	Series C, 7.250%, Perpetual (b)	71,711
	TOTAL PREFERRED STOCKS (Cost $2,298,059)	2,182,289

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule OF INVESTMENTS
February 28, 2022 (Continued)

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 1.0%
210,767	First American Government Obligations Fund - Class X, 0.03% (d)	$210,767
	TOTAL SHORT-TERM INVESTMENTS (Cost $210,767)	210,767
	TOTAL INVESTMENTS — 99.9% (Cost $22,888,134)	21,795,376
	Other Assets in Excess of Liabilities — 0.1%	25,124
	NET ASSETS — 100.0%	$21,820,500

Percentages are stated as a percent of net assets.

The Fund’s security classifications are defined by the Fund’s Adviser.

(a)

The Index, and consequently the Fund, is expected to concentrate its investments in real estate-related industries. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to Financial Statements.

(b)	Variable rate security based on a reference index and spread. Rate is fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of February 28, 2022.
(c)	Convertible security.
(d)	Rate shown is the annualized seven-day yield as of February 28, 2022.

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Hoya Capital ETFs

Statements of Assets and Liabilities

February 28, 2022

	Hoya Capital Housing ETF	Hoya Capital High Dividend Yield ETF
ASSETS
Investments in securities, at value*	$63,388,814	$21,795,376
Dividends and interest receivable	51,149	29,227
Total assets	63,439,963	21,824,603

LIABILITIES
Management fees payable, net of waiver	17,208	4,103
Total liabilities	17,208	4,103

NET ASSETS	$63,422,755	$21,820,500

Net Assets Consist of:
Paid-in capital	$59,771,603	$22,949,596
Total distributable earnings (accumulated deficit)	3,651,152	(1,129,096)
Net assets	$63,422,755	$21,820,500

Net Asset Value:
Net Assets	$63,422,755	$21,820,500
Shares outstanding^	1,600,000	1,530,000
Net asset value, offering and redemption price per share	$39.64	$14.26
*Identified Cost:
Investments in Securities	$59,191,525	$22,888,134

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Hoya Capital ETFs

Statements of Operations

For the Year/Period Ended February 28, 2022

	Hoya Capital Housing ETF	Hoya Capital High Dividend Yield ETF*
INCOME
Dividends+	$986,396	$260,571
Interest	100	14
Total investment income	986,496	260,585

EXPENSES
Management fees	222,345	35,517
Total expenses before waiver	222,345	35,517
Less management fees waived (see Note 3)	—	(17,758)
Net expenses	222,345	17,759

Net investment income (loss)	764,151	242,826

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	10,822,631	70,441
Change in unrealized appreciation (depreciation) on investments	(3,477,882)	(1,092,758)
Net realized and unrealized gain (loss) on investments	7,344,749	(1,022,317)
Net increase (decrease) in net assets resulting from operations	$8,108,900	$(779,491)

*	The Fund commenced operations on September 21, 2021. The information presented is for the period from September 21, 2021 to February 28, 2022.
+	Net of foreign taxes withheld of $751 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Statements of Changes in Net Assets

	Year Ended February 28,
	2022	2021
OPERATIONS
Net investment income (loss)	$764,151	$484,299
Net realized gain (loss) on investments	10,822,631	2,318,429
Change in unrealized appreciation (depreciation) of investments	(3,477,882)	7,821,554
Net increase (decrease) in net assets resulting from operations	8,108,900	10,624,282

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(783,934)	(987,629)
Tax return of capital to shareholders	(233,770)	(165,491)
Total distributions to shareholders	(1,017,704)	(1,153,120)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	31,613,303	44,763,753
Payments for shares redeemed	(34,906,983)	(5,991,085)
Net increase (decrease) in net assets derived from capital share transactions (a)	(3,293,680)	38,772,668
Net increase (decrease) in net assets	$3,797,516	$48,243,830

NET ASSETS
Beginning of year	$59,625,239	$11,381,409
End of year	$63,422,755	$59,625,239

(a)	A summary of capital shares transactions is as follows:

	Shares	Shares
Shares sold	775,000	1,475,000
Shares redeemed	(875,000)	(200,000)
Net increase (decrease)	(100,000)	1,275,000

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Statement of Changes in Net Assets

Period Ended February 28, 2022 (a)
OPERATIONS
Net investment income (loss)	$242,826
Net realized gain (loss) on investments	70,441
Change in unrealized appreciation (depreciation) of investments	(1,092,758)
Net increase (decrease) in net assets resulting from operations	(779,491)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(349,605)
Tax return of capital to shareholders	(200,959)
Total distributions to shareholders	(550,564)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	23,150,555
Payments for shares redeemed	—
Net increase (decrease) in net assets derived from capital share transactions (b)	23,150,555
Net increase (decrease) in net assets	$21,820,500

NET ASSETS
Beginning of period	$—
End of period	$21,820,500

(a)	The Fund commenced operations on September 21, 2021. The information presented is for the period from September 21, 2021 to February 28, 2022.
(b)	A summary of capital shares transactions is as follows:

Shares
Shares sold	1,530,000
Shares redeemed	—
Net increase (decrease)	1,530,000

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Financial Highlights

For a capital share outstanding throughout the year/period

	Year Ended February 28,			Period Ended February 29, 2020 (1)
	2022	2021
Net asset value, beginning of year/period	$35.07	$26.78		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.42	0.49		0.43
Net realized and unrealized gain (loss) on investments (3)	4.71	8.82		1.80
Total from investment operations	5.13	9.31		2.23

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.42)	(0.87)		(0.45)
Net realized gains	(0.01)	—		—
Tax return of capital to shareholders	(0.13)	(0.15)		—
Total distributions to shareholders	(0.56)	(1.02)		(0.45)

CAPITAL SHARE TRANSACTIONS:
Transaction fees (see Note 6)	—	—		0.00	(4)

Net asset value, end of year/period	$39.64	$35.07		$26.78

Total return	14.60%	35.54%		8.88	%(5)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$63,423	$59,625		$11,381

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.30%	0.33	%(8)	0.45	%(6)
Net investment income (loss) to average net assets	1.03%	1.67%		1.60	%(6)
Portfolio turnover rate (7)	13%	19%		11	%(5)

(1)	Commencement of operations on March 19, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)

Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Represents less than $0.005 per share.
(5)	Not annualized.
(6)	Annualized.
(7)	Excludes the impact of in-kind transactions.
(8)	Effective August 1, 2020, the management fee for the Fund was reduced from 0.45% to 0.30%.

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Financial Highlights

For a capital share outstanding throughout the period

	Period Ended February 28, 2022 (1)

Net asset value, beginning of period	$14.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.23
Net realized and unrealized gain (loss) on investments (3)	(0.41)
Total from investment operations	(0.18)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.30)
Net realized gains	(0.01)
Tax return of capital to shareholders	(0.17)
Total distributions to shareholders	(0.48)

Net asset value, end of period	$14.26

Total return	-1.35	%(4)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$21,821

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets (before management fees waived)	0.50	%(5)
Expenses to average net assets (after management fees waived)	0.25	%(5)
Net investment income (loss) to average net assets (before management fees waived)	3.17	%(5)
Net investment income (loss) to average net assets (after management fees waived)	3.42	%(5)
Portfolio turnover rate (6)	7	%(4)

(1)	Commencement of operations on September 21, 2021.
(2)	Calculated based on average shares outstanding during the period.
(3)

Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Hoya Capital ETFs

Notes to Financial Statements

February 28, 2022

NOTE 1 – ORGANIZATION

Hoya Capital Housing ETF and Hoya Capital High Dividend Yield ETF (individually each a “Fund” or collectively the “Funds”) are each a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Hoya Capital Housing ETF is to track the performance, before fees and expenses, of the Hoya Capital Housing 100™ Index (the “Index”). The investment objective of the Hoya Capital High Dividend Yield ETF is to track the performance, before fees and expenses, of the Hoya Capital High Dividend Yield Index (the “Index”). Hoya Capital Housing ETF commenced operations on March 19, 2019 and Hoya Capital High Dividend Yield ETF commenced operations on September 21, 2021.

The end of the reporting period for the Funds is February 28, 2022. The period covered by these Notes to Financial Statements for the Hoya Capital Housing ETF is the fiscal year ended February 28, 2022 (the “current fiscal period”). The period covered by these Notes to Financial Statements for the Hoya Capital High Dividend Yield ETF is the period from September 21, 2021 to February 28, 2022 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used.

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2022 (Continued)

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2022 (Continued)

are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of the end of the current fiscal period:

Hoya Capital Housing ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$62,986,050	$—	$—	$62,986,050
Short-Term Investments	402,764	—	—	402,764
Total Investments in Securities	$63,388,814	$—	$—	$63,388,814

Hoya Capital High Dividend Yield ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$19,402,320	$—	$—	$19,402,320
Preferred Stocks	2,182,289	—	—	2,182,289
Short-Term Investments	210,767	—	—	210,767
Total Investments in Securities	$21,795,376	$—	$—	$21,795,376

^	See Schedule of Investments for breakout of investments by sector classifications.

During the current fiscal period, the Funds did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Each Fund plans to file U.S. Federal and applicable state and local tax returns.

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2022 (Continued)

Each Fund recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Funds did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations.

Distributions received from investments in Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid monthly by the Funds. Distributions to shareholders from net realized gains on securities are declared and paid by the Funds on, at least, an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2022 (Continued)

contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of each Fund are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV per share.

G.

Reclassifications of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

These timing differences are primarily due to differing book and tax treatments for in-kind transactions.

For the current fiscal period, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
Hoya Capital Housing ETF	$(10,933,756)	$10,933,756
Hoya Capital High Dividend Yield ETF	—	—

During the current fiscal period the Hoya Capital Housing ETF realized $10,933,756 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2022 (Continued)

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hoya Capital Real Estate, LLC (the “Adviser”), serves as the investment adviser to the Funds. An affiliate of the Adviser, Hoya Capital Index Innovations (the “Index Provider”), serves as index provider to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging, in consultation with Penserra Capital Management, LLC, (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution (12b-1) fees and expenses. For the services it provides to the Funds, the Funds pay the Adviser a unified management fee, which is calculated daily and paid monthly, at the annual rates of each Fund’s average daily net assets listed below.

Hoya Capital Housing ETF	0.30%
Hoya Capital High Dividend Yield ETF	0.50%

The Adviser has agreed to waive 0.25% of its Advisor fees for the Hoya Capital High Dividend Yield ETF until at least September 30, 2022. This agreement may be terminated only by, or with the consent of, the Board. Fees waived under this waiver agreement are not subject to recoupment by the Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2022 (Continued)

the Funds’ Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ Custodian.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions were as follow:

	Purchases	Sales
Hoya Capital Housing ETF	$12,713,749	$9,568,679
Hoya Capital High Dividend Yield ETF	$1,092,175	$1,116,527

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were as follow:

	In-Kind Purchases	In-Kind Sales
Hoya Capital Housing ETF	$28,181,047	$34,538,138
Hoya Capital High Dividend Yield ETF	$22,856,979	—

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at February 28, 2022 were as follows:

	Hoya Capital Housing ETF	Hoya Capital High Dividend Yield ETF
Tax cost of investments	$59,578,676	$22,924,472
Gross tax unrealized appreciation	$8,347,536	$603,401
Gross tax unrealized depreciation	(4,537,398)	(1,732,497)
Net tax unrealized appreciation (depreciation)	3,810,138	(1,129,096)
Undistributed ordinary income	—	—
Undistributed long-term capital gains	—	—
Other accumulated gain (loss)	(158,986)	—
Distributable earnings (accumulated deficit)	$3,651,152	$(1,129,096)

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2022 (Continued)

The difference between the cost basis for financial statement and federal income tax purposes is primarily due to timing differences in recognizing wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. Hoya Capital Housing ETF deferred $158,986 of post-October capital losses and no late-year ordinary losses. The Hoya Capital High Dividend Yield ETF did not elect to defer any post-October capital losses or late-year losses.

As of February 28, 2022, the Funds had no capital loss carryforward.

The tax character of distributions declared by the Funds during the current fiscal period were as follows:

	Year/Period Ended February 28, 2022
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
Hoya Capital Housing ETF	$764,151	$19,783	$233,770
Hoya Capital High Dividend Yield ETF	287,207	62,398	200,959

The tax character of distributions paid by the Hoya Capital Housing ETF during the period ended February 28, 2021 was $559,784 of ordinary income, $427,845 of long-term capital gain and $165,491 of return of capital.

NOTE 6 – SHARE TRANSACTIONS

Shares of the Funds are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in blocks of 25,000 shares for Hoya Capital Housing ETF, and 10,000 shares for the Hoya Capital High Dividend Yield ETF, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore,

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2022 (Continued)

they are unable to purchase or redeem shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Funds is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Funds, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Funds, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

NOTE 7 – RISKS

Concentration Risk. The Funds’ investments will be concentrated in an industry or group of industries to the extent the Indexes are so concentrated, and the Indexes are expected to be concentrated in housing and real estate-related industries. When the Funds focus their investments in a particular industry or sector, they thereby present a more concentrated risk and their performance will be especially sensitive to developments that significantly affect that industry or group of industries. In addition, the value of shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of industries. An industry may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Funds’ performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Construction and Housing Risk. The construction and housing industry can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
February 28, 2022 (Continued)

COVID-19 Risk. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

Hoya Capital ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of Hoya Capital ETFs and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hoya Capital ETFs comprising the funds listed below (the “Funds”), each a series of ETF Series Solutions, as of February 28, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Hoya Capital Housing ETF	For the year ended February 28, 2022	For the years ended February 28, 2022 and 2021	For the years ended February 28, 2022 and 2021 and for the period from March 19, 2019 (commencement of operations) through February 29, 2020
Hoya Capital High Dividend Yield ETF	For the period from September 21, 2021 (commencement of operations) through February 28, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our

Hoya Capital ETFs

Report of Independent Registered Public Accounting Firm

(Continued)

procedures included confirmation of securities owned as of February 28, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
April 28, 2022

Hoya Capital ETFs

Trustees and Officers

(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	60	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Partner and Manager Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	60	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	60	Independent Trustee, PPM Funds (3 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013).	60	None

Hoya Capital ETFs

Trustees and Officers

(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Alyssa M. Bernard Born: 1988	Vice President	Indefinite term; since 2021	Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018–2021); Attorney, Waddell & Reed Financial, Inc. (2017–2018).
Elizabeth B. Scalf Born: 1985	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2021	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2017); Vice President and Assistant CCO, Heartland Advisors, Inc. (2016–2017); Vice President and CCO, Heartland Group, Inc. (2016).
Kristen M. Weitzel Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2015); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).
Isabella K. Zoller Born: 1994	Secretary	Indefinite term; since 2021 (other roles since 2020)

Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2019); Regulatory Administration Intern, U.S. Bancorp Fund Services, LLC (2018–2019); Law Student (2016–2019).

Elizabeth A. Winske Born: 1983	Assistant Treasurer	Indefinite term; since 2017	Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016–2020).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Officer, U.S. Bancorp Fund Services, LLC (since 2018; 2014-2017).

Hoya Capital ETFs

Trustees and Officers

(Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Cynthia L. Andrae Born: 1971	Deputy Chief Compliance Officer	Indefinite term; since 2021	Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015-2019).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at hoyaetfs.com.

Hoya Capital ETFs

Expense Examples

For the Six-Months Ended February 28, 2022 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of the Funds shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the following Expense Example Tables.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Hoya Capital ETFs

Expense Examples

For the Six-Months Ended February 28, 2022 (Unaudited) (Continued)

Hoya Capital Housing ETF
	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During the Period(1)
Actual	$1,000.00	$ 949.90	$1.45
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,023.31	$1.51

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio, 0.30%, multiplied by the average account value during the period, multiplied by 181/365, to reflect the one-half year period.

Hoya Capital High Dividend Yield ETF
	Beginning Account Value September 21, 2021(2)	Ending Account Value February 28, 2022	Expenses Paid During the Period
Actual	$1,000.00	$ 986.50	$1.09(3)
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,023.55	$1.25(4)

(2)	Fund commencement.
(3)

The dollar amount shown as expenses paid during the period are equal to the annualized net expense ratio, 0.25% (fee waivers in effect during the period), multiplied by the average account value during the period, multiplied by 160/365, to reflect the current fiscal period.

(4)

The dollar amount shown as expenses paid during the period are equal to the annualized net expense ratio, 0.25% (fee waivers in effect during the period), multiplied by the average account value during the period, multiplied by 181/365, to reflect the one-half year period.

Hoya Capital ETFs

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2021. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Hoya Capital Housing ETF

Approval of Advisory Agreement & Board Consideration

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held January 19-20, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between Hoya Capital Real Estate, LLC (the “Adviser”) and the Trust, on behalf of Hoya Capital Housing ETF (the “Fund”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser (the “Materials”) regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by the Adviser from services rendered to the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which any economies of scale realized by the Adviser in connection with its services to the Fund are shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

The Board also considered that the Adviser, along with other service providers of the Fund, presented written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. Additionally, a representative from the Adviser provided an oral overview of the Fund’s strategy, the services provided to the Fund by the Adviser, and additional information about the Adviser’s personnel and business. The Board then discussed the written materials and oral presentation that it had received and any other information that the Board received at the Meeting and deliberated on the approval of the Advisory Agreement in light of this information.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer. The Board also considered its previous experience with the Adviser providing investment management services to the Fund. The Board noted that it had received a copy of the Adviser’s registration form, as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s key personnel, the firm’s cybersecurity policy, and the services provided by the Adviser.

Hoya Capital Housing ETF

APPROVAL OF ADVISORY AGREEMENT & BOARD CONSIDERATION

(Unaudited) (Continued)

The Board also considered other services currently provided by the Adviser to the Fund, such as monitoring adherence to the Fund’s investment restrictions, oversight of the sub-adviser, monitoring compliance with various policies and procedures and with applicable securities regulations, and monitoring the extent to which the Fund achieved its investment objective as a passively-managed fund. The Board further considered the oral information provided by the Adviser with respect to the impact of the COVID-19 pandemic on the Adviser’s operations.

Additionally, the Board considered that Hoya Capital Index Innovations, LLC (“HCII”), an affiliate of the Adviser, acts as index provider to the Fund, which tracks an index created by HCII based on HCII’s intellectual property. The Board noted the Adviser’s belief that shareholders will invest in the Fund based on the exposure to the U.S. residential housing industry that HCII’s index seeks to provide, and the expectation that the Adviser will provide advisory services to the Fund based on the index.

Historical Performance. The Board noted that information regarding the Fund’s performance for various time periods had been included in the Materials. The Board considered the Fund’s past investment performance, including for periods ended September 30, 2021. Because the Fund is designed to track the performance of an index, the Board considered, among other things, the extent to which the Fund tracked its index before fees and expenses. The Fund’s underlying index is the Hoya Capital Housing 100 Index, which tracks 100 companies collectively representing the performance of the U.S. residential housing industry and spending on housing and housing-related services in the U.S. The Board noted that, for the one-year and since inception periods, the Fund underperformed its underlying index, before fees and expenses.

The Board also considered that for the one-year and since inception periods, the Fund outperformed the S&P 500 Index, which provides an indication of the performance of the overall U.S. stock market. The Board also considered that for the one-year period, the Fund underperformed the S&P MidCap 400 Total Return Index, which provides an indication of the performance of approximately 400 U.S. mid-capitalization companies, and for the since inception period, the Fund outperformed the S&P MidCap 400 Total Return Index. The Board further noted that, for the one-year period, the Fund outperformed the median for the other funds in the universe of U.S. Mid-Cap Value ETFs as reported by Morningstar (collectively, the “Category Peer Group”).

The Board also considered the Fund’s performance relative to its competitors identified by the Adviser at the Board’s request of other funds that are focused on homebuilding or residential real estate (the “Selected Peer Group”). The Board noted that, for the one-year period ended September 30, 2021, the Fund’s performance was within the range of performance of the Selected Peer Group.

Hoya Capital Housing ETF

APPROVAL OF ADVISORY AGREEMENT & BOARD CONSIDERATION

(Unaudited) (Continued)

Cost of Services Provided and Economies of Scale. The Board compared the Fund’s expense ratio to its Category Peer Group and the Selected Peer Group. The Board noted that the net expense ratio for the Fund was lower than the median for funds in the Category Peer Group, and was within the range of net expense ratios of the funds in the Selected Peer Group.

The Board took into consideration that the Adviser would continue to charge a “unified fee,” meaning the Fund pays no expenses other than the advisory fee and, if incurred, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account analyses of the Adviser’s profitability with respect to the Fund.

The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board noted that, should the Adviser realize economies of scale in the future, the amount and structure of the Fund’s unitary fee might result in a sharing of those economies with Fund shareholders. The Board noted its intention to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Hoya Capital ETFs

Federal Tax Information

(Unaudited)

For the fiscal year ended February 28, 2022, certain dividends paid by the Funds may be subject to the maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hoya Capital Housing ETF	83.72%
Hoya Capital High Dividend Yield ETF	2.55%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2022 was as follows:

Hoya Capital Housing ETF	82.68%
Hoya Capital High Dividend Yield ETF	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:

Hoya Capital Housing ETF	0.00%
Hoya Capital High Dividend Yield ETF	15.45%

Information About Portfolio Holdings
(Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Funds’ website at hoyaetfs.com. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted on their website at hoyaetfs.com daily.

Hoya Capital ETFs

Information About Proxy Voting

(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling tollfree at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at hoyaetfs.com.

When available, information regarding how the Funds voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling tollfree at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Funds trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at hoyaetfs.com.

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Adviser

Hoya Capital Real Estate, LLC
137 Rowayton Avenue, Suite 430
Rowayton, Connecticut 06853

Index Provider

Hoya Capital Index Innovations, LLC
133 Rowayton Avenue, Suite C
Rowayton, Connecticut 06853

Sub-Adviser

Penserra Capital Management, LLC
4 Orinda Way, Suite 100-A
Orinda, California 94563

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Hoya Capital Housing ETF

Symbol – HOMZ
CUSIP – 26922A230

Hoya Capital High Dividend Yield ETF

Symbol – RIET
CUSIP – 26922B840

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "Other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Hoya Capital Housing ETF

	FYE 2/28/2022	FYE 2/28/2021
Audit Fees	$14,500	$14,500
Audit-Related Fees	N/A	N/A
Tax Fees	$4,500	$4,500
All Other Fees	N/A	N/A

Hoya Capital High Dividend Yield ETF

	FYE 2/28/2022	FYE 2/28/2021
Audit Fees	$14,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$3,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Hoya Capital Housing ETF

	FYE 2/28/2022	FYE 2/28/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Hoya Capital High Dividend Yield ETF

	FYE 2/28/2022	FYE 2/28/2021
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Hoya Capital Housing ETF

Non-Audit Related Fees	FYE 2/28/2022	FYE 2/28/2021
Registrant	N/A	N/A
Registrant's Investment Adviser	N/A	N/A

Hoya Capital High Dividend Yield ETF

Non-Audit Related Fees	FYE 2/28/2022	FYE 2/28/2021
Registrant	N/A	N/A
Registrant's Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the "Act") and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: David A. Massart, Leonard M. Rush and Janet D. Olsen.

(b)	Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant's President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant's independent public accountant. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	05/04/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	05/04/2022

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	05/04/2022